UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

1307 Point Street, Baltimore, MD 21231

(Address of principal executive offices)

David Oestreicher

1307 Point Street, Baltimore, MD 21231

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2025

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual Shareholder Report

May 31, 2025

Floating Rate ETF (TFLR)

Principal Listing Exchange: NYSE Arca, Inc.

This annual shareholder report contains important information about Floating Rate ETF (the "fund") for the period of June 1, 2024 to May 31, 2025. You can find the fund’s prospectus, financial information on Form N-CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information at www.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1-800-638-5660 or info@troweprice.com or by contacting your intermediary.This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Floating Rate ETF	$63	0.61%

What drove fund performance during the past 12 months?

  Leveraged loans posted gains in the year ended May 31, 2025, despite growing concerns about the Trump administration’s trade policies during the last few months of the period. The resilient economy, mostly favorable technical conditions, and expectations that the Federal Reserve would keep interest rates “higher for longer” supported the asset class’s performance.

  Compared with the style-specific Morningstar LSTA Performing Loan Index, credit selection in the automotive and cable operators segments aided relative performance, with notable contributions from electric vehicle manufacturer Rivian and broadband communications and video services provider Altice USA. Avoiding troubled issuers that underperformed during the period, including fruit-based beverage company Tropicana and chemicals manufacturing company Ascend Performance Materials added further value.

  Relative to the style-specific benchmark, selection in the health care segment weighed on relative results, partly due to not owning pharmaceutical company Bausch Health throughout most of the period. Within the other telecommunications (aka wirelines) segment, the portfolio’s lower relative weight in Zayo Group and Lumen Technologies detracted as the growth of artificial intelligence technology was a significant performance tailwind for these issuers due to increased fiber demand.

  The fund seeks high current income and some capital appreciation. We continued to position the portfolio defensively with a relative underweight in the B rating tier and a higher average price. We also maintained an underweight to BBs, primarily due to relative value and the pricing on BB new issues, and endeavored to enhance the portfolio’s income potential with second-lien positions from high-conviction issuers.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of May 31, 2025

	ETF (Based on Net Asset Value)	(Regulatory Benchmark)	(Strategy Benchmark)
11/16/22	$10,000	$10,000	$10,000
11/30/22	$9,930	$10,064	$9,991
2/28/23	$10,251	$10,060	$10,371
5/31/23	$10,328	$10,265	$10,455
8/31/23	$10,759	$10,156	$10,972
11/30/23	$10,986	$10,183	$11,218
2/29/24	$11,325	$10,395	$11,598
5/31/24	$11,594	$10,399	$11,885
8/31/24	$11,823	$10,897	$12,086
11/30/24	$12,108	$10,883	$12,385
2/28/25	$12,265	$10,998	$12,555
5/31/25	$12,434	$10,967	$12,702

202505-4541202, 202507-4488838

ETF1047-052 07/25

Average Annual Total Returns

Fund	1 Year	Since Inception 11/16/22
Floating Rate ETF (Based on Net Asset Value)	7.25%	8.96%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.46%	3.70%
Morningstar LSTA Performing Loan Index (Strategy Benchmark)	6.87%	9.88%

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The fund’s past performance is not a good predictor of the fund’s future performance. Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$305,385
  Number of Portfolio Holdings330
  Investment Advisory Fees Paid (000s)$1,301
  Portfolio Turnover Rate52.9%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Bank Loans	85.9%
Corporate Bonds	8.4
Preferred Stocks	0.1
Short-Term and Other	5.6

Top Ten Holdings (as a % of Net Assets)

HUB International	2.1%
Alera Group	2.0
Cloud Software Group	2.0
UKG	1.8
Truist Insurance Holdings	1.7
AssuredPartners	1.7
Applied Systems	1.7
Asurion	1.7
Epicor Software	1.5
Medline Borrower	1.5

How has the fund changed?

This is a summary of certain material changes to Floating Rate ETF.

Effective August 1, 2025, the fund may invest up to 20% of its net assets in fixed rate debt instruments. The fund’s August 1, 2025 prospectus contains more information.

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and Morningstar do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Floating Rate ETF (TFLR)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Principal Listing Exchange: NYSE Arca, Inc.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$46,217	$46,029
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,746,000 and $1,230,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a – b)  Report pursuant to Regulation S-X.

Financial Statements and Other Information
May 31, 2025
T. ROWE PRICE
TFLR	Floating Rate ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

T. ROWE PRICE FLOATING RATE ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended		11/16/22(1) Through
	5/31/25	5/31/24	5/31/23
NET ASSET VALUE
Beginning of period	$ 51.44	$ 49.71	$ 50.00
Investment activities
Net investment income(2)(3)	3.88	4.44	2.10
Net realized and unrealized gain/loss	(0.29)	1.45	(0.48)
Total from investment activities	3.59	5.89	1.62
Distributions
Net investment income	(3.87)	(4.15)	(1.91)
Net realized gain	(0.05)	(0.01)	-
Total distributions	(3.92)	(4.16)	(1.91)
NET ASSET VALUE
End of period	$ 51.11	$ 51.44	$ 49.71
Ratios/Supplemental Data
Total return, based on NAV(3)(4)	7.25%	12.25%	3.28%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.61%	0.61%	0.60%(5)
Net expenses after waivers/payments by Price Associates	0.61%	0.61%	0.60%(5)
Net investment income	7.58%	8.67%	7.75%(5)
Portfolio turnover rate(6)	52.9%	46.5%	17.6%
Net assets, end of period (in thousands)	$ 305,385	$ 151,734	$ 28,583

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

May 31, 2025
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 0.0%
Miscellaneous 0.0%
Frontier Issuer, Series 2024-1, Class C, 11.16%, 6/20/54 (1)	25	28
Total Asset-Backed Securities (Cost $28)		28
BANK LOANS 85.9%
Aerospace & Defense 2.4%
Bleriot US Bidco, FRN, 3M TSFR + 2.75%, 7.049%, 10/31/30	579	580
Brown Group Holding, FRN, 3M TSFR + 2.50%, 6.806%, 7/1/31 (2)	1,480	1,474
Dynasty Acquisition, B-1, FRN, 1M TSFR + 2.00%, 6.327%, 10/31/31	1,008	1,007
Dynasty Acquisition, B-2, FRN, 1M TSFR + 2.00%, 6.327%, 10/31/31	383	383
Kaman, FRN, 3M TSFR + 1.00%, 1.000%, 2/26/32 (3)	51	50
Kaman, FRN, 6M TSFR + 2.75%, 7.059%, 2/26/32	539	535
KKR Apple Bidco, FRN, 1M TSFR + 2.50%, 6.827%, 9/23/31	675	670
TransDigm, FRN, 3M TSFR + 2.50%, 6.799%, 2/28/31 (2)	1,783	1,783
TransDigm, FRN, 3M TSFR + 2.50%, 6.799%, 1/19/32	45	45
TransDigm, FRN, 3M TSFR + 2.75%, 7.049%, 8/24/28	380	381
TransDigm, FRN, 3M TSFR + 2.75%, 7.049%, 3/22/30	559	561
		7,469
Airlines 0.8%
American Airlines, FRN, 3M TSFR + 2.25%, 6.522%, 4/20/28	2,461	2,433
SkyMiles IP, FRN, 3M TSFR + 3.75%, 8.022%, 10/20/27	108	108
		2,541
Automotive 1.5%
Belron Finance, FRN, 3M TSFR + 2.75%, 7.049%, 10/16/31	733	735
Clarios Global, FRN, 1M TSFR + 2.50%, 6.827%, 5/6/30	583	579

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Clarios Global, FRN, 1M TSFR + 2.75%, 7.077%, 1/28/32	1,660	1,654
Mavis Tire Express Services, FRN, 3M TSFR + 3.00%, 7.333%, 5/4/28	701	695
Wand NewCo 3, FRN, 1M TSFR + 2.50%, 6.827%, 1/30/31	809	801
		4,464
Broadcasting 2.3%
Clear Channel Outdoor Holdings, FRN, 1M TSFR + 4.00%, 8.441%, 8/21/28 (2)	806	788
CMG Media, FRN, 3M TSFR + 3.50%, 7.899%, 6/18/29 (2)	1,962	1,859
EW Scripps, FRN, 1M TSFR + 3.35%, 7.779%, 11/30/29	340	304
EW Scripps, FRN, 1M TSFR + 5.75%, 10.179%, 6/30/28 (2)	620	590
Gray Television, FRN, 1M TSFR + 5.25%, 9.574%, 6/4/29 (2)	588	586
Neptune Bidco US, FRN, 3M TSFR + 5.00%, 9.330%, 4/11/29	2,078	1,940
Townsquare Media, FRN, 3M TSFR + 5.00%, 9.324%, 2/6/30 (4)	410	371
Univision Communications, FRN, 1M TSFR + 3.50%, 7.941%, 1/31/29 (2)	465	450
Univision Communications, FRN, 3M TSFR + 4.25%, 8.549%, 6/24/29 (4)	230	228
		7,116
Building Products 1.0%
Chamberlain Group, FRN, 1M TSFR + 3.25%, 7.677%, 11/3/28	541	538
MI Windows & Doors, FRN, 1M TSFR + 3.00%, 7.327%, 3/28/31	271	270
Quikrete Holdings, FRN, 1M TSFR + 2.25%, 6.577%, 1/30/32	2,106	2,096
QXO, FRN, 3M TSFR + 3.00%, 7.280%, 4/30/32	180	180
		3,084
Cable Operators 1.0%
CSC Holdings, FRN, 1M TSFR + 4.50%, 8.812%, 1/18/28	700	691
CSC Holdings, FRN, 3M TSFR + 1.50%, 9.000%, 4/15/27	1,395	1,367

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
DirecTV Financing, FRN, 3M TSFR + 5.25%, 9.791%, 8/2/29	438	431
Radiate Holdco, FRN, 1M TSFR + 3.25%, 7.691%, 9/25/26	692	607
		3,096
Chemicals 1.2%
Nouryon Finance, FRN, 3M TSFR + 3.25%, 7.510%, 4/3/28	1,475	1,478
Nouryon Finance, FRN, 3M TSFR + 3.25%, 7.550%, 4/3/28	109	109
PMHC II, FRN, 3M TSFR + 4.25%, 8.642%, 4/23/29	817	717
W.R. Grace, FRN, 3M TSFR + 3.25%, 7.549%, 9/22/28	581	579
Windsor Holdings III, FRN, 1M TSFR + 2.75%, 7.075%, 8/1/30	676	673
		3,556
Consumer Products 0.6%
19th Holdings Golf, FRN, 1M TSFR + 3.25%, 7.663%, 2/7/29	274	265
ABG Intermediate Holdings 2, FRN, 1M TSFR + 2.25%, 6.577%, 12/21/28	465	462
Life Time Fitness, FRN, 3M TSFR + 2.50%, 6.785%, 11/5/31	753	752
Peloton Interactive, FRN, 3M TSFR + 5.50%, 9.833%, 5/30/29	254	258
		1,737
Container 1.5%
Albea Beauty Holdings, FRN, 3M EURIBOR + 5.00%, 7.355%, 12/31/27 (EUR)	170	193
Charter NEX US, FRN, 1M TSFR + 2.75%, 7.061%, 11/29/30	3,235	3,240
Proampac PG Borrower, FRN, 3M TSFR + 4.00%, 8.283%, 9/15/28	1,027	1,025
		4,458
Energy 2.3%
Brazos Delaware II, FRN, 1M TSFR + 3.00%, 7.311%, 2/11/30	397	396
CPPIB Capital, FRN, 3M TSFR + 2.75%, 7.049%, 8/20/31	403	400

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Epic Crude Services, FRN, 3M TSFR + 3.00%, 7.256%, 10/15/31	1,057	1,060
Goodnight Water Solutions, FRN, 1M TSFR + 4.50%, 8.827%, 6/4/29	365	355
Hilcorp Energy I, FRN, 1M TSFR + 2.00%, 6.314%, 2/11/30	300	299
M6 ETX Holdings II Midco, FRN, 1M TSFR + 3.00%, 7.327%, 4/1/32	729	730
NGL Energy Partners, FRN, 1M TSFR + 3.75%, 8.072%, 2/3/31	1,499	1,446
NorthRiver Midstream Finance, FRN, 3M TSFR + 2.25%, 6.548%, 8/16/30	747	747
Prairie ECI Acquiror, FRN, 1M TSFR + 4.25%, 8.577%, 8/1/29	1,225	1,229
Waterbridge Midstream Operating, FRN, 3M TSFR + 4.00%, 8.300%, 5/10/29 (2)	441	434
		7,096
Entertainment & Leisure 3.4%
AMC Entertainment Holdings, FRN, 1M TSFR + 7.00%, 11.318%, 1/4/29	1,480	1,481
Cinemark USA, FRN, 3M TSFR + 2.75%, 7.069%, 5/24/30	261	261
Crown Finance US, FRN, 1M TSFR + 5.25%, 9.566%, 12/2/31	1,351	1,352
Delta 2 (LUX), FRN, 3M TSFR + 2.00%, 9/30/31 (2)	400	400
Delta 2 (LUX), FRN, 3M TSFR + 2.00%, 6.299%, 9/10/31 (2)	800	799
EOC Borrower, FRN, 1M TSFR + 3.00%, 7.327%, 3/24/32	2,110	2,103
PUG, FRN, 1M TSFR + 4.75%, 9.077%, 3/15/30	326	317
SeaWorld Parks & Entertainment, FRN, 1M TSFR + 2.00%, 6.327%, 12/4/31	413	411
UFC Holdings, FRN, 3M TSFR + 2.25%, 6.571%, 11/21/31	3,330	3,337
United Talent Agency, FRN, 1M TSFR + 3.50%, 7.811%, 7/7/28 (4)	69	69
		10,530
Financial 17.5%
Acrisure, FRN, 1M TSFR + 2.75%, 7.077%, 2/13/27	273	273

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Acrisure, FRN, 1M TSFR + 3.00%, 7.327%, 11/6/30	1,691	1,679
Advisor Group, FRN, 1M TSFR + 3.50%, 7.827%, 8/17/28 (2)	1,179	1,183
Alera Group, FRN, 3M TSFR + 3.25%, 5/21/32 (2)	2,380	2,381
Alera Group, FRN, 1M TSFR + 5.50%, 5/23/33 (2)	3,830	3,849
Alliant Holdings Intermediate, FRN, 1M TSFR + 2.75%, 7.075%, 9/19/31	3,498	3,483
AmWINS Group, FRN, 1M TSFR + 2.25%, 6.577%, 1/30/32	743	742
Apollo Commercial Real Estate Finance, FRN, 1M TSFR + 3.25%, 7.563%, 3/11/28 (4)	103	102
Assetmark Financial Holdings, FRN, 3M TSFR + 2.75%, 7.049%, 9/5/31	888	886
AssuredPartners, FRN, 1M TSFR + 3.50%, 7.827%, 2/14/31	5,299	5,306
Blackstone Mortgage Trust, FRN, 1M TSFR + 3.75%, 8.077%, 12/10/28 (4)	192	192
Citadel Securities, FRN, 1M TSFR + 2.00%, 6.327%, 10/31/31	232	233
Citco Funding, FRN, 6M TSFR + 2.75%, 6.934%, 4/27/28	268	269
Claros Mortgage Trust, FRN, 1M TSFR + 4.50%, 8.927%, 8/9/26 (4)	311	300
Edelman Financial Center, FRN, 1M TSFR + 3.00%, 7.327%, 4/7/28	1,506	1,503
Edelman Financial Center, FRN, 1M TSFR + 5.25%, 9.577%, 10/6/28	1,787	1,779
Fiserv Investment Solutions, FRN, 3M TSFR + 4.00%, 8.322%, 2/18/27	173	170
Focus Financial Partners, FRN, 1M TSFR + 2.75%, 7.077%, 9/15/31 (2)	3,778	3,755
GEN II Fund Services, FRN, 6M TSFR + 2.75%, 6.967%, 11/26/31	325	323
HighTower Holdings, FRN, 3M TSFR + 3.00%, 7.260%, 2/3/32 (4)	2,292	2,286
HUB International, FRN, 3M TSFR + 2.50%, 6.769%, 6/20/30	5,564	5,562
Jane Street Group, FRN, 3M TSFR + 2.00%, 6.333%, 12/15/31	2,316	2,310
Jones DesLauriers Insurance Management, FRN, 3M TSFR + 2.75%, 7.030%, 3/15/30	1,511	1,492

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
KREF Holdings X, FRN, 1M TSFR + 3.25%, 7.561%, 3/5/32	425	425
OneDigital Borrower, FRN, 1M TSFR + 3.00%, 7.327%, 7/2/31 (2)	1,646	1,641
OneDigital Borrower, FRN, 1M TSFR + 5.25%, 9.577%, 7/2/32	1,465	1,445
RFS Opco, FRN, 3M TSFR + 4.75%, 9.049%, 4/4/31 (4)	164	162
RFS Opco, FRN, 3M TSFR + 4.75%, 9.064%, 4/4/31 (4)	135	134
Ryan Specialty Group, FRN, 1M TSFR + 2.25%, 6.577%, 9/15/31	229	228
Sedgwick Claims Management Services, FRN, 1M TSFR + 3.00%, 7.327%, 7/31/31 (2)	3,643	3,646
Truist Insurance Holdings, FRN, 3M TSFR + 2.75%, 7.049%, 5/6/31	1,205	1,201
Truist Insurance Holdings, FRN, 3M TSFR + 4.75%, 9.049%, 5/6/32	4,108	4,108
USI, FRN, 3M TSFR + 2.25%, 6.549%, 11/21/29	10	10
USI, FRN, 3M TSFR + 2.25%, 6.549%, 11/21/29	298	297
		53,355
Food 0.9%
1440 Food Topco, FRN, 1M TSFR + 5.00%, 9.327%, 10/31/31	320	305
Celsius Holdings, FRN, 3M TSFR + 3.25%, 7.548%, 4/1/32	780	783
Chobani, FRN, 1M TSFR + 2.50%, 6.827%, 10/25/27	835	837
Simply Good Foods USA, FRN, 1M TSFR + 2.00%, 6.327%, 3/17/27	221	221
Triton Water Holdings, FRN, 3M TSFR + 2.25%, 6.549%, 3/31/28	709	709
		2,855
Gaming 1.5%
Caesars Entertainment, FRN, 1M TSFR + 2.25%, 6.577%, 2/6/30	653	651
Caesars Entertainment, FRN, 1M TSFR + 2.25%, 6.577%, 2/6/31	1,177	1,171
IGT Holding IV AB, FRN, 3M TSFR + 3.50%, 7.782%, 9/1/31 (4)	110	110

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Light & Wonder International, FRN, 1M TSFR + 2.25%, 6.564%, 4/16/29	517	515
Ontario Gaming GTA, FRN, 3M TSFR + 4.25%, 8.549%, 8/1/30	538	529
Playtika Holding, FRN, 1M TSFR + 2.75%, 7.191%, 3/13/28	192	190
Scientific Games Holdings, FRN, 3M TSFR + 3.00%, 7.285%, 4/4/29	373	370
Spectacle Gary Holdings, FRN, 1M TSFR + 4.25%, 8.677%, 12/11/28	931	906
		4,442
Health Care 7.2%
Athenahealth Group, FRN, 1M TSFR + 2.75%, 7.077%, 2/15/29	1,223	1,217
Auris Luxembourg III, FRN, 3M TSFR + 3.75%, 7.882%, 2/28/29	378	379
Bausch & Lomb, FRN, 1M TSFR + 3.25%, 7.679%, 5/10/27	108	107
Bausch Health, FRN, 1M TSFR + 6.25%, 10.561%, 10/8/30	810	768
Ceva Sante Animale, FRN, 3M TSFR + 2.75%, 7.050%, 11/8/30 (4)	208	209
Concentra Health Services, FRN, 1M TSFR + 2.00%, 6.327%, 7/26/31 (4)	507	509
Dechra Pharmaceuticals Holdings, FRN, 6M TSFR + 3.25%, 7.513%, 1/27/32	566	561
Hanger, FRN, 1M TSFR + 3.50%, 7.827%, 10/23/31	195	194
Hanger, FRN, 1M TSFR + 3.50%, 7.827%, 10/23/31 (3)	25	25
Heartland Dental, FRN, 1M TSFR + 4.50%, 8.827%, 4/28/28	1,001	1,000
Inception Holdco, FRN, 3M TSFR + 3.75%, 8.049%, 4/18/31 (4)	444	446
Insulet, FRN, 1M TSFR + 2.00%, 6.313%, 8/4/31	559	561
IVC Acquisition, FRN, 3M TSFR + 3.75%, 8.049%, 12/12/28	327	328
LifePoint Health, FRN, 3M TSFR + 3.50%, 7.820%, 5/17/31	610	599
LifePoint Health, FRN, 3M TSFR + 3.75%, 8.006%, 5/17/31	1,238	1,221
Loire Finco Luxembourg, FRN, 1M TSFR + 4.00%, 1/21/30 (2)	595	594
MED ParentCo, FRN, 1M TSFR + 3.50%, 7.827%, 4/15/31	132	132

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Medline Borrower, FRN, 1M TSFR + 2.25%, 6.577%, 10/23/28 (2)	4,570	4,564
Opal Bidco, FRN, 3M TSFR + 3.25%, 3/31/32 (2)	3,320	3,322
Parexel International, FRN, 1M TSFR + 2.50%, 6.827%, 11/15/28	266	266
Radiology Partners, FRN, 3M TSFR + 3.50%, 8.091%, 1/31/29	712	705
SAM Bidco SAS, FRN, 3M TSFR + 4.00%, 8.299%, 12/13/27 (4)	185	183
Star Parent, FRN, 3M TSFR + 4.00%, 8.299%, 9/27/30	269	264
Surgery Center Holdings, FRN, 1M TSFR + 2.75%, 7.079%, 12/19/30	2,214	2,217
TTF Holdings, FRN, 6M TSFR + 3.75%, 8.002%, 7/18/31	236	232
US Renal Care, FRN, 1M TSFR + 5.00%, 9.441%, 6/20/28 (2)	320	301
Vizient, FRN, 1M TSFR + 1.75%, 6.077%, 8/1/31	176	176
Waystar Technologies, FRN, 1M TSFR + 2.25%, 6.577%, 10/22/29	862	862
		21,942
Information Technology 18.2%
Applied Systems, FRN, 3M TSFR + 2.50%, 6.799%, 2/24/31	3,800	3,812
Applied Systems, FRN, 3M TSFR + 4.50%, 8.799%, 2/23/32	1,450	1,482
Arches Buyer, FRN, 1M TSFR + 3.25%, 7.677%, 12/6/27	1,003	986
Avalara, FRN, 3M TSFR + 3.25%, 7.553%, 3/26/32 (2)	2,355	2,355
BCPE Pequod Buyer, FRN, 1M TSFR + 3.25%, 7.577%, 11/25/31	1,435	1,438
Boxer Parent, FRN, 3M TSFR + 3.00%, 7.333%, 7/30/31	270	268
Boxer Parent, FRN, 3M TSFR + 5.75%, 10.083%, 7/30/32	1,040	994
CCC Intelligent Solutions, FRN, 1M TSFR + 2.00%, 6.327%, 1/23/32	299	299
Central Parent, FRN, 3M TSFR + 3.25%, 7/6/29 (2)	255	227
Cloud Software Group, FRN, 3M TSFR + 3.50%, 7.799%, 3/29/29	2,701	2,693
Cloud Software Group, FRN, 3M TSFR + 3.75%, 8.049%, 3/21/31	1,187	1,183
Cloudera, FRN, 1M TSFR + 3.75%, 8.177%, 10/8/28 (2)	967	957

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Cloudera, FRN, 1M TSFR + 6.00%, 10.427%, 10/8/29	365	343
ConnectWise, FRN, 3M TSFR + 3.50%, 8.061%, 9/29/28	515	515
Conservice Midco, FRN, 1M TSFR + 3.00%, 7.327%, 5/13/30	188	188
Delivery Hero, FRN, 3M TSFR + 5.00%, 9.300%, 12/12/29	851	853
Delta TopCo, FRN, 3M TSFR + 2.75%, 7.074%, 11/30/29	920	915
Delta TopCo, FRN, 3M TSFR + 5.25%, 9.574%, 11/29/30	1,335	1,330
Dye & Durham, FRN, 3M TSFR + 4.25%, 8.649%, 4/11/31	899	904
ECI Macola Max Holding, FRN, 3M TSFR + 3.25%, 7.549%, 5/9/30	534	535
Ellucian Holdings, FRN, 1M TSFR + 3.00%, 7.327%, 10/9/29	2,336	2,338
Ellucian Holdings, FRN, 1M TSFR + 4.75%, 9.077%, 11/22/32	1,988	2,010
Epicor Software, FRN, 1M TSFR + 2.75%, 7.077%, 5/30/31	4,616	4,624
Fleet Midco I, FRN, 6M TSFR + 2.75%, 7.055%, 2/21/31 (4)	239	239
Go Daddy Operating, FRN, 1M TSFR + 1.75%, 6.077%, 11/9/29	5	5
Javelin Buyer, FRN, 3M TSFR + 3.25%, 7.583%, 12/5/31	560	561
Javelin Buyer, FRN, 3M TSFR + 5.25%, 9.583%, 10/7/32	610	597
Kaseya, FRN, 1M TSFR + 3.25%, 7.577%, 3/20/32 (2)	1,755	1,754
Kaseya, FRN, 1M TSFR + 5.00%, 9.327%, 3/20/33	1,966	1,959
McAfee, FRN, 1M TSFR + 3.00%, 7.316%, 3/1/29 (2)	2,513	2,414
MH Sub I, FRN, 1M TSFR + 4.25%, 8.577%, 5/3/28 (2)	1,067	1,024
MH Sub I, FRN, 1M TSFR + 4.25%, 8.577%, 12/31/31	892	811
MH Sub I, FRN, 1M TSFR + 6.25%, 10.577%, 2/23/29	950	857
OSTTRA Group, FRN, 1M TSFR + 3.50%, 5/20/32 (2)	690	690
OSTTRA Group, FRN, 1M TSFR + 5.50%, 5/20/33 (2)	215	214
Polaris Newco, FRN, 1M EURIBOR + 3.75%, 5.759%, 6/2/28 (EUR)	677	738
Polaris Newco, FRN, 3M TSFR + 3.75%, 8.291%, 6/2/28	906	877
Project Alpha Intermediate Holding, FRN, 3M TSFR + 3.25%, 7.552%, 10/26/30 (2)	597	598
Project Alpha Intermediate Holding, FRN, 1M TSFR + 5.00%, 9.307%, 11/21/32 (2)	2,286	2,251
Proofpoint, FRN, 1M TSFR + 3.00%, 7.327%, 8/31/28	1,464	1,462

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
RealPage, FRN, 3M TSFR + 3.00%, 7.561%, 4/24/28	263	261
RealPage, FRN, 3M TSFR + 3.75%, 8.049%, 4/24/28	570	569
Sandisk, FRN, 3M TSFR + 3.00%, 7.321%, 2/20/32 (4)	2,047	2,017
SolarWinds Holdings, FRN, 3M TSFR + 4.00%, 8.261%, 4/16/32 (2)	950	935
SS&C Technologies, FRN, 1M TSFR + 2.00%, 6.327%, 5/9/31	149	149
Twitter, 9.500%, 10/26/29 (2)	1,630	1,622
Twitter, FRN, 3M TSFR + 6.50%, 10.949%, 10/26/29	1,661	1,644
		55,497
Leisure 0.2%
Voyager Parent, FRN, 1M TSFR + 4.75%, 5/9/32 (2)	730	716
Manufacturing 5.3%
Alliance Laundry Systems, FRN, 1M TSFR + 2.50%, 6.827%, 8/19/31	405	405
Engineered Machinery Holdings, FRN, 3M TSFR + 3.75%, 8.311%, 5/19/28	1,814	1,822
Engineered Machinery Holdings, FRN, 3M TSFR + 6.00%, 10.561%, 5/21/29 (2)	1,309	1,309
Engineered Machinery Holdings, FRN, 3M TSFR + 6.50%, 11.061%, 5/21/29 (2)(4)	498	498
Filtration Group, FRN, 1M TSFR + 3.00%, 7.327%, 10/21/28 (2)	3,240	3,249
John Bean Technologies, FRN, 1M TSFR + 2.00%, 6.427%, 1/2/32	500	501
LTI Holdings, FRN, 1M TSFR + 4.25%, 8.577%, 7/29/29 (2)	3,601	3,576
Madison IAQ, FRN, 6M TSFR + 2.50%, 6.762%, 6/21/28 (2)	868	866
Madison IAQ, FRN, 3M TSFR + 3.25%, 7.510%, 5/6/32	295	295
Madison Safety & Flow, FRN, 1M TSFR + 2.75%, 7.077%, 9/26/31	348	348
Pro Mach Group, FRN, 1M TSFR + 2.75%, 7.077%, 8/31/28	1,448	1,448
Titan Acquisition, FRN, 6M TSFR + 4.50%, 8.785%, 2/15/29	1,298	1,293
Watlow Electric Manufacturing, FRN, 3M TSFR + 3.00%, 7.280%, 3/2/28	479	479
		16,089

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Metals & Mining 0.4%
Arsenal AIC Parent, FRN, 1M TSFR + 2.75%, 7.077%, 8/18/30	1,132	1,127
Other Telecommunications 2.0%
Frontier Communications, FRN, 6M TSFR + 2.50%, 6.792%, 7/1/31	1,458	1,456
Level 3 Financing, FRN, 1M TSFR + 4.25%, 8.577%, 3/29/32 (2)	2,330	2,342
Lumen Technologies, FRN, 1M TSFR + 2.35%, 6.791%, 4/16/29	572	566
Lumen Technologies, FRN, 1M TSFR + 6.00%, 10.328%, 6/1/28 (2)	578	589
QualityTech, FRN, 1M TSFR + 3.50%, 7.813%, 10/30/31 (4)	385	382
Zayo Group Holdings, FRN, 1M TSFR + 3.00%, 7.441%, 3/9/27	850	810
		6,145
Restaurants 0.7%
Dave & Buster's, FRN, 3M TSFR + 3.25%, 7.563%, 6/29/29 (2)	608	577
IRB Holding, FRN, 1M TSFR + 2.50%, 6.827%, 12/15/27	1,458	1,455
		2,032
Retail 0.2%
LSF9 Atlantis Holdings, FRN, 3M TSFR + 4.25%, 8.549%, 3/31/29	772	770
Satellites 0.3%
Connect Finco, FRN, 1M TSFR + 4.50%, 8.827%, 9/27/29	364	332
Iridium Satellite, FRN, 1M TSFR + 2.25%, 6.577%, 9/20/30	443	441
		773
Services 7.8%
AAL Delaware Holdco, FRN, 1M TSFR + 2.75%, 7.077%, 7/30/31	194	194

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Albion Financing 3, FRN, 3M TSFR + 3.00%, 7.321%, 8/16/29	1,190	1,192
Allied Universal Holdco, FRN, 1M TSFR + 3.75%, 8.177%, 5/12/28 (2)	2,662	2,665
Anticimex International AB, B1, FRN, 3M TSFR + 3.40%, 7.660%, 11/16/28	634	632
Anticimex International AB, B6, FRN, 3M TSFR + 3.40%, 7.660%, 11/16/28	90	90
Ascend Learning, FRN, 1M TSFR + 3.00%, 7.327%, 12/11/28	1,093	1,087
Ascend Learning, FRN, 1M TSFR + 5.75%, 10.177%, 12/10/29	923	915
Boost Newco Borrower, FRN, 3M TSFR + 2.00%, 6.299%, 1/31/31	1,115	1,115
Clearwater Analytics, FRN, 3M TSFR + 2.25%, 6.519%, 4/21/32 (4)	405	405
CoreLogic, FRN, 1M TSFR + 6.50%, 10.941%, 6/4/29	213	205
Crown Subsea Communications Holding, FRN, 3M TSFR + 4.00%, 8.330%, 1/30/31	327	328
Dayforce, FRN, 3M TSFR + 2.00%, 6.280%, 3/1/31 (4)	509	510
EG Group, FRN, 3M TSFR + 4.25%, 8.583%, 2/7/28 (2)	790	792
Fortress Intermediate 3, FRN, 1M TSFR + 3.50%, 7.827%, 6/27/31 (4)	926	926
Fugue Finance, FRN, 3M TSFR + 3.25%, 7.583%, 1/9/32	292	293
Genuine Financial Holdings, FRN, 1M TSFR + 3.25%, 7.577%, 9/27/30	544	530
Homeserve USA Holding, FRN, 1M TSFR + 2.00%, 6.318%, 10/21/30	327	326
Icon Parent, FRN, 6M TSFR + 5.00%, 9.205%, 11/12/32	700	700
Instructure Holdings, FRN, 3M TSFR + 3.00%, 7.308%, 11/13/31	1,070	1,069
IQN Holding, FRN, 3M TSFR + 3.00%, 7.299%, 7/2/31	835	833
IQN Holding, FRN, 3M TSFR + 5.25%, 9.549%, 7/16/32	455	453
Mermaid Bidco, FRN, 3M TSFR + 3.25%, 7.510%, 7/3/31	759	760
Renaissance Holding, FRN, 3M TSFR + 4.00%, 8.280%, 4/5/30	270	248
Sabre Financial Borrower, 13.000%, 12/15/28	332	351

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Sabre GLBL, FRN, 1M TSFR + 5.00%, 9.427%, 6/30/28	240	235
Sabre GLBL, FRN, 1M TSFR + 6.00%, 10.427%, 11/15/29	868	858
Shift4 Payments, FRN, 1M TSFR + 2.75%, 5/8/32 (2)	495	498
Staples, FRN, 3M TSFR + 5.75%, 10.026%, 9/4/29	264	235
TK Elevator Midco GmbH, FRN, 3M TSFR + 3.00%, 7.237%, 4/30/30	472	473
UKG, FRN, 1M TSFR + 3.00%, 7.311%, 2/10/31 (2)	5,023	5,031
		23,949
Utilities 4.0%
Alpha Generation, FRN, 1M TSFR + 2.50%, 6.827%, 9/30/31	1,858	1,864
Cogentrix Finance Holdco I, FRN, 1M TSFR + 2.75%, 7.077%, 2/26/32	1,452	1,455
Compass Power Generation, FRN, 1M TSFR + 3.25%, 7.563%, 4/14/29	181	181
Constellation Renewables, FRN, 3M TSFR + 2.25%, 6.583%, 12/15/27	1,063	1,062
Cornerstone Generation, FRN, 1M TSFR + 3.25%, 10/28/31 (2)	1,705	1,711
Edgewater Generation, FRN, 1M TSFR + 3.00%, 7.327%, 8/1/30	1,083	1,087
Hamilton Projects Acquiror, FRN, 1M TSFR + 3.00%, 7.327%, 5/31/31	813	816
INNIO Group Holding GmbH, FRN, 3M TSFR + 2.50%, 6.761%, 11/2/28	98	99
MRP Buyer, FRN, 3M TSFR + 3.25%, 5/23/32 (2)	315	310
MRP Buyer, FRN, 3M TSFR + 1.00%, 5/23/32 (2)	40	40
Pike, FRN, 1M TSFR + 3.00%, 7.441%, 1/21/28	425	427
Talen Energy Supply, B-1, FRN, 3M TSFR + 2.50%, 6.808%, 5/17/30	1,047	1,047
Talen Energy Supply, C-1, FRN, 3M TSFR + 2.50%, 6.808%, 12/13/31	1,655	1,655
TerraForm Power Operating, FRN, 3M TSFR + 2.00%, 6.299%, 5/21/29 (4)	592	583
		12,337

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Wireless Communications 1.7%
Asurion, FRN, 1M TSFR + 3.25%, 7.691%, 12/23/26	321	321
Asurion, FRN, 1M TSFR + 3.25%, 7.691%, 7/31/27	113	112
Asurion, FRN, 1M TSFR + 4.00%, 8.427%, 8/19/28	685	680
Asurion, FRN, 1M TSFR + 4.25%, 8.577%, 9/19/30	199	197
Asurion, FRN, 1M TSFR + 4.25%, 8.677%, 8/19/28	299	298
Asurion, FRN, 1M TSFR + 5.25%, 9.691%, 1/31/28	1,215	1,171
Asurion, FRN, 1M TSFR + 5.25%, 9.691%, 1/20/29	2,501	2,365
		5,144
Total Bank Loans (Cost $263,454)		262,320
CORPORATE BONDS 8.4%
Aerospace & Defense 0.1%
TransDigm, 6.75%, 8/15/28 (1)	340	346
		346
Airlines 0.1%
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	303	304
		304
Automotive 0.7%
Ford Motor Credit, FRN, SOFR + 2.95%, 7.295%, 3/6/26	410	410
Rivian Holdings, FRN, 6M TSFR + 6.05%, 10.151%, 10/15/26 (1)	1,634	1,642
		2,052
Broadcasting 0.2%
Clear Channel Outdoor Holdings, 5.125%, 8/15/27 (1)	95	93
Neptune Bidco, 9.29%, 4/15/29 (1)	470	445
Univision Communications, 7.375%, 6/30/30 (1)	145	135
		673

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Cable Operators 0.2%
CSC Holdings, 11.25%, 5/15/28 (1)	600	592
		592
Chemicals 0.0%
PMHC II, 9.00%, 2/15/30 (1)	170	119
		119
Energy 0.3%
NGL Energy Partners, 8.125%, 2/15/29 (1)	90	88
Venture Global LNG, VR, 9.00%, (1)(5)(6)	370	348
Venture Global LNG, 9.50%, 2/1/29 (1)	235	251
Venture Global Plaquemines LNG, 7.50%, 5/1/33 (1)	245	255
		942
Entertainment & Leisure 0.1%
Carnival, 7.00%, 8/15/29 (1)	125	131
NCL, 8.125%, 1/15/29 (1)	109	115
		246
Financial 1.8%
Acrisure / Acrisure Finance, 8.50%, 6/15/29 (1)	460	480
Alliant Holdings Intermediate, 6.75%, 4/15/28 (1)	430	434
Aretec Escrow Issuer 2, 10.00%, 8/15/30 (1)	265	288
Hightower Holding, 9.125%, 1/31/30 (1)	530	555
Hub International, 7.25%, 6/15/30 (1)	495	513
Hub International, 7.375%, 1/31/32 (1)	400	417
Jones DesLauriers Insurance Management, 8.50%, 3/15/30 (1)	800	838
Jones DesLauriers Insurance Management, 10.50%, 12/15/30 (1)	530	567
Navient, 9.375%, 7/25/30	640	690
Ryan Specialty Group, 4.375%, 2/1/30 (1)	160	152
USI, 7.50%, 1/15/32 (1)	457	479
		5,413

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Health Care 1.2%
1261229 BC, 10.00%, 4/15/32 (1)	290	287
Bausch & Lomb Escrow, 8.375%, 10/1/28 (1)	296	306
CHS / Community Health Systems, 10.875%, 1/15/32 (1)	885	945
LifePoint Health, 9.875%, 8/15/30 (1)	370	396
LifePoint Health, 11.00%, 10/15/30 (1)	1,200	1,318
Radiology Partners, 7.775%, 1/31/29, (4.28% cash & 3.50% PIK) (1)(7)	460	461
		3,713
Information Technology 0.9%
Cloud Software Group, 8.25%, 6/30/32 (1)	535	561
Cloud Software Group, 9.00%, 9/30/29 (1)	1,710	1,746
Dye & Durham, 8.625%, 4/15/29 (1)	325	337
		2,644
Metals & Mining 0.1%
Arsenal AIC Parent, 11.50%, 10/1/31 (1)	300	333
		333
Other Telecommunications 0.7%
Level 3 Financing, 4.875%, 6/15/29 (1)	330	299
Level 3 Financing, 10.00%, 10/15/32 (1)	630	636
Level 3 Financing, 10.75%, 12/15/30 (1)	445	502
Level 3 Financing, 11.00%, 11/15/29 (1)	647	734
		2,171
Printing & Publishing 0.1%
Getty Images, 11.25%, 2/21/30 (1)	420	414
		414
Real Estate Investment Trust Securities 0.0%
Service Properties Trust, 8.625%, 11/15/31 (1)	100	106
		106

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Services 1.1%
Allied Universal Holdco / Allied Universal Finance, 9.75%, 7/15/27 (1)	830	834
eG Global Finance, 12.00%, 11/30/28 (1)	660	730
GTCR W-2 Merger Sub, 7.50%, 1/15/31 (1)	400	422
Sabre GLBL, 10.75%, 11/15/29 (1)	511	521
Sabre GLBL, 11.125%, 7/15/30 (1)	410	421
UKG, 6.875%, 2/1/31 (1)	320	330
		3,258
Telephones 0.1%
Verizon Communications, FRN, SOFRINDX + 0.79%, 5.131%, 3/20/26	185	185
		185
Utilities 0.7%
NRG Energy, VR, 10.25%, (1)(5)(6)	385	422
Talen Energy Supply, 8.625%, 6/1/30 (1)	650	692
Vistra, VR, 8.00%, (1)(5)(6)	196	200
Vistra, VR, 8.875%, (1)(5)(6)	795	854
		2,168
Total Corporate Bonds (Cost $25,429)		25,679
PREFERRED STOCKS 0.1%
Financial 0.1%
AH Parent, Series A, Acquisition Date: 9/27/24, Cost $246 (4)(8)	-	360
		360
Total Preferred Stocks (Cost $354)		360

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
SHORT-TERM INVESTMENTS 9.6%
Money Market Funds 9.6%
T. Rowe Price Government Reserve Fund, 4.38% (9)(10)	29,322	29,322
Total Short-Term Investments (Cost $29,322)		29,322
Total Investments in Securities 104.0% of Net Assets (Cost $318,587)		$317,709

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $24,422 and represents 8.0% of net assets.
(2)	All or a portion of this loan is unsettled as of May 31, 2025. The interest rate for unsettled loans will be determined upon settlement after period end.
(3)	All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at May 31, 2025, was $72 and was valued at $72 (0.0% of net assets).
(4)	See Note 2. Level 3 in fair value hierarchy.
(5)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(6)	Perpetual security with no stated maturity date.
(7)	Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(8)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $360 and represents 0.2% of net assets.
(9)	Seven-day yield
(10)	Affiliated Companies

1M TSFR	One month term SOFR (Secured overnight financing rate)
1M EURIBOR	One month EURIBOR (Euro interbank offered rate)
3M TSFR	Three month term SOFR (Secured overnight financing rate)

T. ROWE PRICE FLOATING RATE ETF

3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
6M TSFR	Six month term SOFR (Secured overnight financing rate)
EUR	Euro
FRN	Floating Rate Note
PIK	Payment-in-kind
SOFR	Secured overnight financing rate
SOFRINDX	SOFR (Secured overnight financing rate) Index
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)
SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%
Total Return Swaps 0.0%
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 4.35% (USD SOFR) Quarterly, 6/20/25	743	25	—	25
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 4.35% (USD SOFR) Quarterly, 9/20/25	709	4	—	4
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 4.35% (USD SOFR) Quarterly, 6/20/25	709	5	—	5

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 4.35% (USD SOFR) Quarterly, 12/20/25	385	2	—	2
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 4.35% (USD SOFR) Quarterly, 9/20/25	775	5	—	5
Total Bilateral Total Return Swaps			—	41
Total Bilateral Swaps			—	41

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Standard Chartered	8/22/25	USD	1,278	EUR	1,129	$(10)
State Street	8/22/25	USD	60	EUR	53	—
State Street	8/22/25	USD	242	EUR	213	(1)
Net unrealized gain (loss) on open forward currency exchange contracts						$(11)

T. ROWE PRICE FLOATING RATE ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2025. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—	$—	$1,182
Totals	$—#	$—	$1,182+

Supplementary Investment Schedule
Affiliate	Value 5/31/24	Purchase Cost	Sales Cost	Value 5/31/25
T. Rowe Price Government Reserve Fund	$12,511	¤	¤	$29,322
	Total			$29,322^

#	Capital gain distributions from underlying funds represented $0 of the net realized gain (loss).
+	Investment income comprised $1,182 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $29,322.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

May 31, 2025
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $318,587)	$317,709
Receivable for shares sold	5,111
Receivable for investment securities sold	3,966
Interest and dividends receivable	2,596
Cash	62
Unrealized gain on bilateral swaps	41
Total assets	329,485
Liabilities
Payable for investment securities purchased	23,864
Investment management and administrative fees payable	147
Unrealized loss on forward currency exchange contracts	11
Other liabilities	78
Total liabilities	24,100
NET ASSETS	$305,385
Net Assets Consists of:
Total distributable earnings (loss)	$(1,988)
Paid-in capital applicable to 5,975,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the Corporation authorized	307,373
NET ASSETS	$305,385
NET ASSET VALUE PER SHARE	$51.11
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

    STATEMENT OF OPERATIONS

($000s)
Year Ended
5/31/25
Investment Income (Loss)
Income
Interest	$16,866
Dividend	1,191
Total income	18,057
Expenses
Investment management and administrative expense	1,301
Interest and borrowing - related	44
Total expenses	1,345
Net investment income	16,712
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(1,204)
Swaps	80
Forward currency exchange contracts	(52)
Foreign currency transactions	1
Net realized loss	(1,175)
Change in net unrealized gain / loss
Securities	(1,670)
Swaps	(38)
Forward currency exchange contracts	(12)
Other assets and liabilities denominated in foreign currencies	7
Change in unrealized gain / loss	(1,713)
Net realized and unrealized gain / loss	(2,888)
INCREASE IN NET ASSETS FROM OPERATIONS	$13,824
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year Ended
	5/31/25	5/31/24
Increase (Decrease) in Net Assets
Operations
Net investment income	$16,712	$9,026
Net realized gain (loss)	(1,175)	164
Change in net unrealized gain / loss	(1,713)	1,147
Increase in net assets from operations	13,824	10,337
Distributions to shareholders
Net earnings	(16,996)	(8,907)
Capital share transactions*
Shares sold	174,392	129,378
Shares redeemed	(17,569)	(7,657)
Increase in net assets from capital share transactions	156,823	121,721
Net Assets
Increase during period	153,651	123,151
Beginning of period	151,734	28,583
End of period	$305,385	$151,734
*Share information (000s)
Shares sold	3,375	2,525
Shares redeemed	(350)	(150)
Increase in shares outstanding	3,025	2,375
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Floating Rate ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation.
NOTE  1  –  SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE FLOATING RATE ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
New Accounting Guidance
In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied

T. ROWE PRICE FLOATING RATE ETF

prospectively and are effective for fiscal years beginning after December 15, 2024. Management expects that adoption of the guidance will not have a material impact on the fund’s financial statements.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –  VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)

T. ROWE PRICE FLOATING RATE ETF

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining

T. ROWE PRICE FLOATING RATE ETF

the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2025 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income Securities[1]	$—	$25,707	$—	$25,707
Bank Loans	—	251,459	10,861	262,320
Preferred Stocks	—	—	360	360
Short-Term Investments	29,322	—	—	29,322
Total Securities	29,322	277,166	11,221	317,709
Swaps	—	41	—	41
Total	$29,322	$277,207	$11,221	$317,750
Liabilities
Forward Currency Exchange Contracts	$—	$11	$—	$11

[1]	Includes Asset-Backed Securities and Corporate Bonds.

T. ROWE PRICE FLOATING RATE ETF

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2025. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2025, totaled $(38,000) for the year ended May 31, 2025. During the year, transfers into level 3 resulted from a lack of observable market data for the security and transfers out of level 3 were because observable market data became available for the security.
($000s)	Beginning Balance 5/31/24	Gain (Loss) During Period	Total Purchases	Total Sales	Transfer Into Level 3	Transfer Out of Level 3	Ending Balance 5/31/25
Investment in Securities
Bank Loans	$2,651	$(82)	$11,380	$(3,728)	$1,261	$(621)	$10,861
Preferred Stocks	—	6	354	—	—	—	360
Total	$2,651	$(76)	$11,734	$(3,728)	$1,261	$(621)	$11,221
The fund’s Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the fund, including third-party transactions and indicative broker quotations. As a result, there were no unobservable inputs that have been internally developed by the fund in determining the fair value of investments as of May 31, 2025.
NOTE  3  –  DERIVATIVE INSTRUMENTS
During the year ended May 31, 2025, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement or delivery of cash or other assets. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return,

T. ROWE PRICE FLOATING RATE ETF

or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2025, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets
Credit derivatives	Bilateral Swaps	$41
Liabilities
Foreign exchange derivatives	Forwards	$11
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2025, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

T. ROWE PRICE FLOATING RATE ETF

($000s) Location of Gain (Loss) on Statement of Operations
	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)
Foreign exchange derivatives	$(52)	$—	$(52)
Credit derivatives	—	80	80
Total	$(52)	$80	$28
Change in Unrealized Gain (Loss)
Foreign exchange derivatives	$(12)	$—	$(12)
Credit derivatives	—	(38)	(38)
Total	$(12)	$(38)	$(50)
Counterparty Risk and Collateral
The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer

T. ROWE PRICE FLOATING RATE ETF

amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2025, no collateral was pledged by either the fund or counterparties for bilateral derivatives.
Forward Currency Exchange Contracts
The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return.  A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the accompanying Statement of Operations. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in

T. ROWE PRICE FLOATING RATE ETF

excess of the fund’s initial investment. During the year ended May 31, 2025, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss on the accompanying Statement of Operations upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss on the accompanying Statement of Operations. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss on the accompanying Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value.  Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance

T. ROWE PRICE FLOATING RATE ETF

with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2025, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.
NOTE  4  –  OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess

T. ROWE PRICE FLOATING RATE ETF

cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $250,981,000 and $112,527,000, respectively, for the year ended May 31, 2025.
NOTE  5  –  FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

T. ROWE PRICE FLOATING RATE ETF

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	May 31,	May 31,
	2025	2024
Ordinary income (including short-term capital gains, if any)	$16,926	$8,907
Long-term capital gain	70	—
Total distributions	$16,996	$8,907
At May 31, 2025, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$318,790
Unrealized appreciation	$967
Unrealized depreciation	(1,942)
Net unrealized appreciation (depreciation)	$(975)
At May 31, 2025, the tax-basis components of accumulated net earnings (loss) were as follows:

T. ROWE PRICE FLOATING RATE ETF

($000s)
Undistributed ordinary income	$20
Net unrealized appreciation (depreciation)	(975)
Loss carryforwards and deferrals	(1,033)
Total distributable earnings (loss)	$(1,988)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an annual all-inclusive fee equal to 0.59% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.

T. ROWE PRICE FLOATING RATE ETF

Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay no investment management fees.
As of May 31, 2025, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,674,900 shares of the fund, representing 28% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2025, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   SEGMENT REPORTING
Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker (CODM) in deciding how to allocate resources and assess performance. The Management Committee of Price Associates acts as the fund’s CODM. The fund makes investments in accordance with its investment objective as outlined in the Prospectus and is considered one reportable segment because the CODM allocates resources and assesses the operating results of the fund on the whole.
The fund’s revenue is derived from investments in portfolio of securities. The CODM allocates resources and assesses performance based on the operating results of the fund, which is consistent with the results presented in the statement of operations, statement of changes in net assets and financial highlights. The CODM compares the fund’s performance to its benchmark index and evaluates the positioning of the fund in relation to its investment objective. The measure of segment assets is net assets of the fund which is disclosed in the statement of assets and liabilities.
The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The financial statements include all details of the segment assets, segment revenue and expenses; and reflect the financial results of the segment.

T. ROWE PRICE FLOATING RATE ETF

NOTE  8  –  BORROWING
The fund, together with certain other U.S. registered floating rate and tax-free high yield funds (the U.S. borrowers) and foreign investment funds managed by Price Associates or an affiliate (collectively, the participating funds), is party to a $1.3 billion, 364-day, syndicated credit facility (the facility). Excluding commitments designated for the foreign investment funds, the U.S. borrowers can borrow up to an aggregate commitment amount of $1.15 billion, of which $900 million is available to the U.S. floating rate borrowers and $250 million is available to the U.S. tax-free high yield borrowers, on a first-come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. The participating funds are charged administrative fees and an annual commitment fee, of 0.15% of the average daily undrawn commitment. All fees allocated to the U.S. borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as either miscellaneous or interest and borrowing related expense in the accompanying Statement of Operations. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. Interest is charged to the fund based on its borrowings at the higher of (a) Daily Secured Overnight Financing Rate (SOFR) plus 0.10% per annum, (b) Federal Funds Effective Rate, or (c) the Overnight Bank Funding Rate plus an applicable margin. At May 31, 2025, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $1,150,000,000.
NOTE  9  –   OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.

T. ROWE PRICE FLOATING RATE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Floating Rate ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Floating Rate ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the years ended May 31, 2025 and 2024, and for the period November 16, 2022 (inception) through May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the years ended May 31, 2025 and 2024, and for the period November 16, 2022 (inception) through May 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE FLOATING RATE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 18, 2025
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE FLOATING RATE ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 05/31/25
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$70,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
For nonresident alien shareholders, $20,766,000 of income dividends are interest-related dividends.
For taxable non-corporate shareholders, $9,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $9,000 of the fund’s income qualifies for the dividends-received deduction.
For shareholders subject to interest expense deduction limitation under Section 163(j), $15,269,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

T. ROWE PRICE FLOATING RATE ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 12-13, 2025 (Meeting), the Board, including all of the fund’s independent directors present in person at the Meeting, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance and infrastructure, as well as compliance with new regulatory requirements (e.g., derivatives and liquidity risk management); maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the T. Rowe Price funds. In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide

T. ROWE PRICE FLOATING RATE ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for various periods through December 31, 2024. Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2024, which ranked the returns of the fund for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data.
In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance. The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups. The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements, the Board noted that, effective January 1, 2024, the Adviser began using brokerage commissions in connection with certain T. Rowe Price funds’ securities transactions to pay for research when permissible, and the Board considered that the Adviser may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions.
The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses

T. ROWE PRICE FLOATING RATE ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price mutual funds and ETFs (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee

T. ROWE PRICE FLOATING RATE ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
rate ranked in the fourth quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the fourth quintile (Expense Group) and fifth quintile (Expense Universe).
The Adviser provided the Board with additional information with respect to the fund’s relative management fees and total expenses ranking in the fourth quintile. The Board reviewed and considered the information provided relating to the fund, including other funds in the peer group, and other factors that the Board determined to be relevant.
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. The fee schedules, which are subject to change, may be negotiated under certain circumstances and may differ across regions. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional domestic and international businesses are fundamentally different from those of the proprietary mutual fund and ETF (“registered fund”) business. The Board considered information showing that the Adviser’s registered fund business is generally more complex from a business and compliance perspective than its other domestic and international businesses and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary registered fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its registered fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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1307 Point Street
Baltimore, MD 21231
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
T. Rowe Price Investment Services, Inc.
ETF1047-050 07/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration paid to Directors is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

If applicable, see Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

   (2) Listing standards relating to recovery of erroneously awarded compensation: not applicable.

   (3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 18, 2025

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 18, 2025